UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 21, 2007


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                      000-21559               04-3320515
(State or other jurisdiction of         (Commission           (I.R.S. employer
        incorporation)                  file number)         identification no.)



                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (203) 504-1100


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

On March 21, 2007 and March 22, 2007, L-1 Identity Solutions, Inc. (the "Company") is holding investor presentations in San Francisco, California and Denver, Colorado. A copy of the presentation materials used in connection with the investor presentations is attached hereto as Exhibit 99.1.

The information furnished in Exhibit 99.1 makes reference to certain non-GAAP financial measures, including EBITDA and Adjusted EBITDA. The Company considers these measures to be an important indicator of the Company's operational strength and a useful measure of the Company's historical operating trends. However, this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net income, diluted earnings per share, or cash and cash equivalents, in each case prepared in accordance with GAAP.

The Company uses Adjusted EBITDA as a non-GAAP financial performance measurement. Adjusted EBITDA is calculated by adding back to net income (loss) interest, taxes, depreciation, amortization, and stock-based compensation expense. EBITDA and Adjusted EBITDA are provided to investors to supplement the results of operations reported in accordance with GAAP. The Company's management believes Adjusted EBITDA is useful to help investors analyze the operating trends of the business before and after the adoption of FAS 123(R) and to assess the relative underlying performance of businesses with different capital and tax structures. The management believes that Adjusted EBITDA provides an additional tool for investors to use in comparing L-1 Identity Solutions, financial results with other companies in the industry, many of which also use Adjusted EBITDA in their communications to investors. By excluding non-cash charges such as amortization, depreciation and stock-based compensation, as well as non-operating charges for interest and income taxes, the Company can evaluate its operations and can compare its results on a more consistent basis to the results of other companies in the industry. The Company's management also uses Adjusted EBITDA to evaluate potential acquisitions, establish internal budgets and goals, and evaluate performance.

However, there are significant limitations to the use of Adjusted EBITDA since it excludes interest income and expense and income taxes, all of which impact the Company's profitability, as well as depreciation and amortization related to the use of long term assets which benefit multiple periods. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss) presented in accordance with GAAP. Adjusted EBITDA as defined by the Company may not be comparable with similarly named measures provided by other entities.

The information in this Current Report on Form 8-K under this Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by


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
reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.                               Description
-----------                               -----------

Exhibit 99.1 Presentation materials for investor presentations on March 21, 2007 and March 22, 2007.


























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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 21, 2007
                                    L-1 IDENTITY SOLUTIONS, INC.

                                    By: /s/ Robert V. LaPenta
                                        ---------------------------------------
                                        Robert V. LaPenta
                                        Chairman, President and
                                        Chief Executive Officer























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
                                  EXHIBIT INDEX



 Exhibit No.                                Description
 -----------                                -----------

Exhibit 99.1 Presentation materials for investor presentations on March 21, 2007 and March 22, 2007.

























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